Exhibit 99.1

DISTRIBUTION AGREEMENT

Nashville, Tennessee
October 3, 2022

William Blair & Company, L.L.C.
150 North Riverside Plaza
Chicago, IL 60606

Ladies and Gentlemen:

Caterpillar Financial Services Corporation, a Delaware Corporation (the “Company”), proposes to offer for sale through you (the “Distributor”), as hereinafter set forth up to $8,000,000,000 of its Variable Denomination Floating Rate Demand Notes (the “Notes”).

1.	Representations and Warranties of the Company

The Company represents and warrants to you as follows:

(a)          A registration statement on Form S-3 (File No. 333-267717) in respect of the Notes has been filed with the Securities and Exchange Commission (the “Commission”) in the form heretofore delivered or to be delivered to you and such registration statement in such form has been declared effective by the Commission and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (the various parts of such registration statement, including all exhibits thereto but excluding Form T-l, each as amended at the time such part became effective, being hereinafter collectively called the “Registration Statement” and the prospectus relating to the Notes, in the form contained in the Registration Statement at the time it became effective, being hereinafter called the “Base Prospectus.” The Company has also filed with the Commission under Rule 424(b)(2) of the Securities Act of 1933, as amended (the “Act”) two prospectus supplements (one for $6,000,000,000 of Variable Denomination Floating Rate Demand Notes and one for $2,000,000,000 of Variable Denomination Floating Rate Demand Note for Corporate Class; such supplements being hereinafter collectively called “Prospectus Supplements” and each such Prospectus Supplement, together with the Base Prospectus being hereinafter collectively referred to as a “Prospectus.” Any reference herein to a Prospectus shall be deemed to include the documents incorporated by reference therein pursuant to Form S-3 under the Act, and any reference to any amendment or supplement to a Prospectus shall be deemed to refer to and include any documents filed after the date of the Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and incorporated by reference; any reference to the Registration Statement or a Prospectus shall be deemed to exclude any statement deemed not to be incorporated by reference therein under Rule 411 of the Act; and any reference to a Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in the form in which it is first filed, with the Commission pursuant to Rules 424 or 433 under the Act, including any documents incorporated by reference therein as of the date of such filing).

(b)          The documents incorporated by reference in a Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case after excluding any statement in any such document which does not constitute part of the Registration Statement or the Prospectus pursuant to Rule 411 under the Act, and any further documents so filed and incorporated by reference in a Prospectus, when they become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain, in the case of a registration statement which becomes effective under the Act, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and, in the case of other documents which are filed under the Act or the Exchange Act, an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

(c)          The Registration Statement and each Prospectus conform, and any amendments or supplements thereto will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Base Prospectus, the Prospectus Supplements and any further supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(d)          When delivered to you under the terms of this Distribution Agreement (this “Agreement”), any sales literature or advertisements and any internal memoranda or material intended “for distributor use only” and prepared by the Company will not contain an untrue statement of a material fact. The Company will not distribute any sales literature or advertisements, or any internal memoranda or material intended “for distributor use only” with substantive and material changes that have not yet been reviewed by you without giving you an opportunity to review and approve (it being understood that the

Company need not obtain more than one approval for subsequent uses of the same form of material).

(e)          The Company is a corporation duly organized pursuant to the laws of the State of Delaware, and was at all relevant times, validly existing and in good standing under the laws of the State of Delaware, and has and had all requisite corporate and other legal power and authority to execute and deliver and to perform all of its obligations under this Agreement, the Processing Agent Agreement dated July 8, 1991, executed by and between the Company and The Northern Trust Company, as Agent Bank, and the Prospectus and to carry out the transactions contemplated by such documents; and such transactions will not violate or result in a default under any articles of incorporation or other organizational documents of the Company or any agreement, regulation or law to which the Company or its property is subject. The Company is duly qualified under the laws of each other jurisdiction, if any, in which the conduct of its business requires such qualification and the failure so to qualify would result in material adverse consequences to the Company.

(f)           No consent, approval, authorization, order, registration or qualification of or with any court or any regulatory authority or other governmental body is required for the issuance and sale of the Notes or the consummation by the Company of the transactions contemplated by this Agreement or a Prospectus, except as may be required under the Act, state securities or Blue Sky laws or the Rules of Fair Practice of Financial Industry Regulatory Authority (“FINRA”).

(g)          No action, suit, proceeding, inquiry or investigation at law or in equity or before or by any public board or body is pending or, to the knowledge of the Company, threatened in which the Company is a party or of which it has knowledge, nor, to the knowledge of the Company, is there any basis therefor, which would have any material adverse effect on the validity or enforceability of this Agreement or any of the other transactions contemplated by the Prospectus, including any of the documents or instruments mentioned in any of such documents.

(h)          This Agreement has been duly and validly executed and delivered by the Company, and constitutes a valid, binding and enforceable agreement of the Company, except:

(i)       that such agreement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the enforcement of creditors’ rights,

(ii)      that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings therefor may be brought and

(iii)     as to rights to indemnity and/or contribution, which may be limited by federal or state securities or Blue Sky laws or the public policies underlying such laws.

(i)            Except as contemplated by the Registration Statement and each Prospectus, since the respective dates as of which information is furnished therein,

(i)       there has not been any material adverse change in the condition, financial or otherwise, of the Company or in the earnings, affairs or business of the Company, whether or not arising in the ordinary course of business and

(ii)      there have not been any transactions into which the Company has entered which are materially adverse to the offering of the Notes contemplated by this Agreement or the Prospectus or the performance of the Company hereunder or thereunder.

2.	Appointment as Distributor

Subject to the terms and conditions of this Agreement, the Company hereby appoints you as its distributor for the purpose of offering the Notes for sale on a continuous basis, unless such offering of Notes is terminated by the Company. On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, you hereby accept such appointment. In this capacity you will act as the Company’s agent and follow the Company’s written or oral instructions in offering or soliciting purchases of the Notes on behalf of the Company. All sales or solicitations to purchase the Notes shall be subject to all applicable laws, rules and regulations.

3.	Representations, Warranties and Agreements of the Distributor

You represent and warrant to, and agree with, the Company for its benefit that:

(a)          You are a member in good standing of FINRA and agree to comply with all the applicable requirements of the Act and the Exchange Act, all of the applicable rules of FINRA, and the terms of the offering as described in the Registration Statement and the applicable Prospectus in performing your obligations under this Agreement.

(b)          You agree that you will offer or solicit purchases of Notes only in the states and other jurisdictions in which counsel to the Company has indicated, in a Blue Sky Memorandum to be provided to you, that such solicitations can be made, and the terms upon which they can be made, and in which you are qualified so to act, and, in making such solicitations, that you will comply with any other applicable state securities or Blue Sky laws.

(c)          You will not give any information or make any representations in connection with the offer and sale of the Notes other than those contained in the applicable Prospectus or any supplements thereto, or in sales literature or advertisements or internal memoranda or material included “for distributor use only,” furnished or approved in writing prior to use by the Company.

(d)          You will sell or solicit offers to buy the Notes as described in the Prospectus.

4.	Covenants of the Company

The Company covenants and agrees with you for your benefit, as follows:

(a)          The Company will promptly advise you (confirming such notice in writing)

(i)       when any post-effective amendment to the Registration Statement becomes effective,

(ii)      of any request by the Commission for amendments or supplements to the Registration Statement or a Prospectus or for additional information,

(iii)     of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order suspending the use of a Prospectus or the initiation of any proceedings for that purpose,

(iv)    of the occurrence of any event during the period in which a Prospectus is required to be delivered under the Act as a result of which, in the judgment of the Company, (A) a Prospectus would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (B) the sales literature would include an untrue statement of a material fact and

(v)     of the receipt of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will make every reasonable effort to prevent the issuance by the Commission of an order suspending the effectiveness of the Registration Statement. If at any time the Commission shall issue any such order, the Company will make every reasonable effort to obtain the withdrawal of such order as promptly as possible.

(b)          From time to time so long as a Prospectus is required to be delivered under the Act, the Company will deliver to you, without charge, as many copies of each Prospectus or any amendment or supplement thereto as you may reasonably request. The Company consents to the use of each Prospectus or any amendment or supplement thereto by you, both in connection with the offer or sale of the Notes and for such period of time thereafter as a Prospectus is required by law to be delivered in connection therewith. If during the period in which a Prospectus is required to be delivered under the Act any event occurs which, in the judgment of the Company, would require that a Prospectus be amended or supplemented in order to make the statements therein, in the light of the circumstances under which they were made, not materially misleading, or if in the judgment of the Company it is necessary to supplement or amend the Prospectus to comply with applicable law, the Company will promptly prepare and file with the Commission a supplement or amendment thereto, which will effect such compliance, and will deliver to you, without charge, such number of copies thereof as you may reasonably request.

(c)          If during the period in which a Prospectus is required to be delivered under the Act an event occurs which, in the judgment of the Company, would require that any sales literature be amended or supplemented in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or in order to comply with applicable law, the Company will promptly notify you in writing of the occurrence of such event, and thereafter neither the Company nor you shall distribute to investors or otherwise use any such sales literature unless so amended or supplemented.

(d)          The Company will notify you as to the jurisdictions in which counsel to the Company has indicated the Notes are qualified for offering and sale under the securities and Blue Sky laws of such jurisdictions.

5.	Payment of Expenses and Fees

The Company agrees that, whether or not the transactions contemplated in this Agreement or in each Prospectus are consummated or this Agreement becomes effective or is terminated, the Company will pay all fees and expenses incident to the performance of the obligations of the Company under this Agreement, including, but not limited to, (a) the Commission’s registration fee, (b) the expenses of printing and distributing the Registration Statement, the Base Prospectus, the Prospectus Supplements and any amendments or supplements thereto and the Blue Sky Memorandum, if any, (c) the fees and expenses of counsel for the Company, (d) the fees and expenses of accountants for the Company, (e) the expenses of qualification of the Notes under state Blue Sky and securities laws (including counsel fees and expenses), (f) any filing fees paid or incurred by the Distributor in connection with filings with FINRA, if any, (g) the cost of preparing and printing the sales literature and (h) the cost of registering, or amending the registration of, the Distributor as a broker-dealer under the state Blue Sky and federal securities laws solely to the extent required for you to perform your obligations under this Agreement, and other expenses related thereto.

6.	Compensation

As compensation for services rendered under this Agreement, you shall be entitled to receive an annual fee of (a) $150,000 for the year ended October 3, 2023 and (b) $175,000 thereafter, subject to an annual adjustment thereafter as agreed upon by the parties hereto. Such fee shall be paid in advance in equal quarterly installments of (a) Thirty-Seven Thousand Five Hundred Dollars ($37,500) for the year ended October 3, 2023 or (b) Forty-Three Thousand Seven Hundred Fifty Dollars $(43,750) thereafter, on or before the first day of January, March, July and October. The Company shall receive credit in respect of such fee for amounts paid to Distributor in 2022 under that Distribution Agreement between the parties dated October 4, 2019.

7.	Indemnification

(a)          The Company agrees to indemnify you and hold you and any of your members, principals, partners, directors, officers, and affiliates and hold you and such other indemnified party harmless against any losses, claims, damages or liabilities, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any breach of any warranty or covenant of the Company herein contained or any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which made, not misleading; and agree to reimburse you for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action.

(b)          Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Company under this Section 7, promptly notify the Company in writing of the commencement thereof. In case any such action is brought against any indemnified party, and it notified the Company of the commencement thereof, the Company will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof. Upon receipt of notice from the Company to such indemnified party of its election so to assume the defense of such action, the Company will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof.

(c)          If for any reason the foregoing indemnification is unavailable to you or any other indemnified party or is insufficient to hold them harmless in respect of any losses or expenses, the Company will contribute to the amount paid or payable by you or any other indemnified party as a result of such losses and expenses in such proportion as is appropriate to reflect the relative benefits (or anticipated benefits) to the Company and its stockholders, on the one hand, and you and any other indemnified party, on the other hand, from the distribution of the Notes pursuant to this Agreement, or if such allocation is not permitted by applicable law, then in such proportion as is appropriate to reflect not only the relative benefits received by the respective parties, but also the relative fault of the Company, its directors, officers, employees, agents and advisers (other than you) on the one hand and you and any other indemnified party on the other hand, as well as any other relevant equitable considerations; provided that, the amount required to be contributed by you and any other indemnified parties hereunder will not exceed the total amount of fees paid to you pursuant to this Agreement. You and we agree that it would not be just and equitable if contribution were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above.

8.	Termination

This Agreement may be terminated by the Company at any time for any reason. You may terminate this Agreement on one hundred twenty (120) days prior written notice. The fee payable under Section 6 shall be prorated as of the effective date of said termination.

9.	Survival of Representations, Warranties and Agreements

All representations, warranties and agreements contained in this Agreement shall remain operative and in full force and effect, regardless of any investigation made by, or on behalf of, you or by or on behalf of you or by or on behalf of the Company or any of its officers, directors or controlling persons, and shall survive any termination of this Agreement for a period of two (2) years.

10.	Notices

Notices or other communications given pursuant to any of the provisions of this Agreement shall be given by personal delivery or by registered or certified mail, email or other method which produces evidence of receipt thereof, postage or other charges, prepaid, addressed as follows:

To the Company:	Caterpillar Financial Services Corporation 2120 West End Avenue Nashville, TN 37203 Attention: Treasurer Telephone: 615-341-3200

To you:	William Blair & Company, L.L.C. 150 North Riverside Plaza Chicago, IL 60606 Attention: Cissie Citardi, General Counsel Telephone: 312-364-8511

The Company or you may each, by notice given to the other as provided in this Section, designate any different address or telephone or telecopy number to which subsequent notices or other communications should be sent.

11.	Governing Law

This Agreement and the rights and obligations of the parties hereunder shall be governed by and construed and enforced in accordance with the laws of the State of Illinois.

12.	Miscellaneous

This Agreement has been and is made solely for the benefit of the Distributor, the Company, their respective successors and assigns, and to the extent expressly provided for in Section 7, the other indemnified parties listed in Section 7(a), and no other person shall acquire or have any right under or by virtue of this Agreement. The term “successors and assigns” as used in this Agreement shall not include a purchaser, in his capacity as purchaser, of Notes through the Distributor.

13.	Execution in Counterparts

This Agreement and any supplement hereto or amendment hereof may be executed in any number of counterparts with the same effect as if all signatures were upon the same instrument. Each of such counterparts, when executed and delivered, shall for all purposes be deemed to be an original, and all of such counterparts shall together constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereof have caused this Agreement to be executed by their respective authorized officers as of the date first above written.

Very truly yours,

CATERPILLAR FINANCIAL SERVICES CORPORATION

By: /s/ Derek Jacobs
Name: Derek Jacobs
Title: Treasurer

WILLIAM BLAIR & COMPANY, LLC

By: /s/ Cissie Citardi
Name: Cissie Citardi
Title: General Counsel